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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): May 17, 2004

                    SYNTHETIC FIXED-INCOME SECURITIES, INC.
                                 ON BEHALF OF
  STRATS(SM) TRUST FOR BELLSOUTH TELECOMMUNICATIONS SECURITIES, SERIES 2003-1
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                     333-70808-04           52-2316339
                                        001-32029
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(State or Other Jurisdiction         (Commission File      (I.R.S. Employer
     of Incorporation)                    Number)          Identification No.)


Synthetic Fixed Income Securities, Inc.
301 South College
Charlotte, North Carolina                                        28288
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (704)383-7727
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                                 Not Applicable
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            (Former Name or Former Address, if Changed Since Last Report)



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The STRATS(SM) Trust for BellSouth Telecommunications Securities, Series
2003-1, which we refer to herein as the "Trust," was formed pursuant to the Base Trust Agreement, dated as of September 26, 2003, between Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee and securities intermediary, as supplemented by the STRATS(SM) Certificates Series Supplement 2003-1 in respect of the Trust dated as of September 26, 2003.

Item 5. OTHER EVENTS

On May 17, 2004, a distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

BellSouth Corporation, the guarantor of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). For information on BellSouth Corporation please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under its Exchange Act file number, 001-08607. Periodic and current reports and other information required to be filed pursuant to the Exchange Act, by BellSouth Corporation may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Synthetic Fixed-Income Securities, Inc. nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer or guarantor of the underlying securities, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.



Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is filed as part of this report:

     99.1 Trustee's Distribution Statement to the STRATS(SM) Certificates, Series 2003-1 for May 15, 2004 Scheduled Distribution Date.



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Synthetic Fixed-Income Securities, Inc.

                                       By:   /s/ Jimmy Whang
                                             ---------------
                                       Name:     Jimmy Whang
                                       Title:    Director

Date:  May 25, 2004



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                                 EXHIBIT INDEX


Exhibit Number    Description
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     99.1         Trustee's Distribution Statement to the STRATS(SM)
                  Certificates, Series 2003-1 for May 15, 2004 Scheduled
                  Distribution Date.



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